Exhibit 3.3

ARTICLES OF INCORPORATION

OF

COLLEGE PARK JEWELERS, INC.

APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND DECEMBER 23, 1992 AT 8:55 O’CLOCK A.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

ORGANIZATION AND CAPITALIZATION FEE PAID:	RECORDING FEE PAID:		SPECIAL FEE PAID:
$20.00	$20.00	$

D3557717

TO THE CLERK OF THE COURT OF PRINCE GEORGE’S COUNTY

IT IS HEREBY CERTIFIED, THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL INDORSEMENTS THEREON, HAS BEEN RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

RETURN TO:

WECHLER & FRIEDMAN

751 ROCKVILLE PIKE, SUITE 7

ROCKVILLE MD 20852

126C3062238
[SEAL]	A 409830

RECORDED IN THE RECORDS OF THE

STATE DEPARTMENT OF ASSESSMENTS

AND TAXATION OF MARYLAND IN LIBER, FOLIO.

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 4 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION APPROVED FOR RECORD 12/23/92 at 8:55 a.m.

ARTICLES OF INCORPORATION

FOR

COLLEGE PARK JEWELERS, INC.

ARTICLE ONE: The undersigned, Larry G. Wechsler of Montgomery County, Maryland, being at least eighteen [ILLEGIBLE] years of age, does hereby form a corporation under the general laws of the State of Maryland.

ARTICLE TWO: The name of the corporation (which is hereinafter called the “Corporation”) is COLLEGE PARK JEWELERS, INC.

ARTICLE THREE: The corporation shall be a close corporation as authorized by Title 4 of the Corporations of Associations Article of Annotated Code of Maryland, as amended.

ARTICLE FOUR: The purpose for which the Corporation is formed are:

1. To own, operate, manage, and generally to conduct, either directly or through a subsidiary or subsidiary corporations, the business of merchandising and selling at one or more stores or places goods, wares, and merchandise of any and every description; and generally to engage in the business commonly known as a jewelry store, pawn shop, and gift store business.

2. To engage in the business of manufacturing, buying, selling, or otherwise acquiring or disposing of any and all types of gift items, jewelry, gems, precious and semi-precious stones, silver, platinum, gold, or any other metal or stone from which jewelry or other objects of personal adornment may be made.

3. To conduct the business of cutting, preparing, and polishing diamonds and other precious stones. To conduct the business of manufacturing, buying, selling and dealing in ring settings of all kinds, settings for diamonds and other precious stones on watches and other jewelry, and to conduct the business of diamond setters and setters of precious stones of all kinds. To buy, sell, cut, set and deal in diamonds, rubies, pearls, emeralds, and other precious stones and to deal in rings, necklaces, brooches, lavalieres, and other articles of jewelry, watches, badges and emblems. To acquire all real property and equipment necessary to conduct the business.

4. To lend money to other persons, partnerships, secured by chattels or other liens and to conduct a pawn shop business.

5. To export from and import into the United States of America and its territories and possessions, and any and all foreign countries, as principal or agent, merchandise of every kind and nature, and to purchase, sell, and deal in and with, at wholesale and retail, merchandise of every kind and nature for exportation from, and importation into the United States,

Law offices

Wechsler & Friedman

[ILLEGIBLE] Place- Suite 7

751 Rockville Pike

Rockville, MD 20852

(301) 294-0770

and to and from all countries foreign thereto, and for exportation from, and importation into, any foreign country, to and from any other country foreign thereto, and to purchase and sell domestic and foreign merchandise in domestic markets and domestic and foreign merchandise in foreign markets, and to do a general foreign and domestic exporting and importing business.

6. To enter into contracts for the operation, allocation, assignment and distribution of the Corporation’s businesses and property or properties, or the use of trade names and good will of others; and to assist others in business ventures.

7. To purchase, lease, or otherwise acquire, own, hold, improve, use, mortgage, rent, sell or otherwise dispose of and otherwise deal in and with real and personal property, or any interest or right therein wherever situated.

8. With a view to the working and development of the properties of the Corporation, and the effectuate, directly of indirectly, its object and purposes or any of them, the Corporation may in the discretion of the directors, from time to time carry on any other business, manufacturing, or otherwise, to any extent and in any manner not unlawful.

9. To do all and everything necessary suitable or proper for the accomplishment of any of the purposes, the attainment of any of the objects, or the exercise of any of the powers herein set forth, either alone or in conjunction with the agents and to do every other act or acts, thing or things, incidents or appurtenant to or growing out of or connected with the above-mentioned objects, purposes or powers, and to do any and all things hereinbefore set forth to the same extent as natural persons might or could do.

10. To do anything permitted by Section 2-103 of the Corporation and Association Article of the Annotates Code of Maryland, as amended from time to time.

11. The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, shall not be limited to or restricted by reference to, or inference from, the terms of any other clauses in the Article of Incorporation, but the objects and purposes in each of the foregoing clauses of the article shall be regarded as independent object and purposes.

ARTICLE FIVE: The address of the principal office of the Corporation is: 8507 Baltimore Ave, College Park, Maryland 20704.

ARTICLE SIX: The name of the registered agent of the Corporation is Larry G. Wechsler, whose address is 8507 Baltimore Ave College Park, Maryland 20704. Said Resident Agent is an individual actually residing in this state.

ARTICLE SEVEN: The total number of shares of stock of all classes which the Corporation has the authority to issue is One Thousand (1,000) shares of common stock, which shares shall have a par value of One Cent ($.01).

Law offices

Wechsler & Friedman

[ILLEGIBLE] Place- Suite 7

751 Rockville Pike

Rockville, MD 20852

(301) 294-0770

ARTICLE EIGHT: The corporation elects to have no Board of Directors. Until the election to have no Board of Directors becomes effective there shall be one (1) director, whose name is Larry G. Wechsler.

ARTICLE NINE: THE DURATION OF THE CORPORATION SHALL BE PERPETUAL.

IN WITNESS WHEREOF, I have signed these Articles of Incorporation this 21 day of December, 1992, and I acknowledge the same to be my act.

/s/ Larry G. Wechsler
Larry G. Wechsler

Return to:

WECHSLER & FRIEDMAN

751 Rockville Pike, Suite 7

Rockville, Maryland 20852

Law offices

Wechsler & Friedman

[ILLEGIBLE] Place- Suite 7

751 Rockville Pike

Rockville, MD 20852

(301) 294-0770

CHANGE OF PRINCIPAL OFFICE

OF

COLLEGE PARK JEWELERS, INC.

APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND MAY 13, 1993 AT 9:04 O’CLOCK A.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

	ORGANIZATION AND CAPITALIZATION FEE PAID:	RECORDING FEE PAID:		SPECIAL FEE PAID:
$		$10.00	$

D3557717

TO THE CLERK OF THE COURT OF PRINCE GEORGE’S COUNTY

IT IS HEREBY CERTIFIED, THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL INDORSEMENTS THEREON, HAS BEEN RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

RETURN TO:

WECHSLER AND FRIEDMAN

751 ROCKVILLE PIKE

ROCKVILLE, MD 20852

223C3066889
[SEAL]	A 422961

RECORDED IN THE RECORDS OF THE

STATE DEPARTMENT OF ASSESSMENTS

AND TAXATION OF MARYLAND IN LIBER, FOLIO.

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 2 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

State Department of Assessments and Taxation

301 West Preston Street

Baltimore, Maryland 21201

Re:	College Park Jewelers, Inc.
Corporate Number D355 7717
Aokn. Number 126C3062236
Statement of Change of Registered Office

The Board of Directors of College Park Jewelers, Inc. a corporation organized in the State of Maryland, duly approved a resolution as follows:

RESOLVED: That the principal office of the Corporation be and it is hereby changed from 8507 Baltimore Avenue, College Park, Maryland 20704 to 11000 Baltimore Avenue, #108, Beltsville, Maryland 20705, and that the proper officers of the Corporation be and they are hereby authorized and directed for and on behalf of the corporation to file an appropriate certified copy of this Resolution with the State Department of Assessments and Taxation of Maryland and to do and perform any and all other necessary and proper acts incident thereto.

I, Larry Wechsler, President of College Park Jewelers, Inc., certify under penalties of perjury that to the best of my knowledge, information and belief the foregoing resolution is true in all material respects.

College Park Jewelers, Inc.

By:	/s/ Larry Wechsler
Larry Wechsler

Date:	5-10-93

Wech. Res

STATE DEPARTMENT OF ASSESMENTS AND TAXATION APPROVED FOR RECORD

Wechsler & Friedman Attorneys at Law 5-13-93 at 9:04 a.m.
751 Rockville Pike, Suite 7 Rockville, Md 20852

CHANGE OF RESIDENT AGENT’S ADDRESS

OF

COLLEGE PARK JEWELERS, INC.

APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND SEPTEMBER 14, 1994 AT 1:40 O’CLOCK A.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

	ORGANIZATION AND CAPITALIZATION FEE PAID:	RECORDING FEE PAID:		SPECIAL FEE PAID:
$		$10.00	$

D3557717

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

IT IS HEREBY CERTIFIED, THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL INDORSEMENTS THEREON, HAS BEEN RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

LARRY WECHSLER

11000 BALT IMORE AVE #108

BELTSVILLE MD 20705

055C3084795
A 464610

RECORDED IN THE RECORDS OF THE

STATE DEPARTMENT OF ASSESSMENTS

AND TAXATION OF MARYLAND IN LIBER, FOLIO.

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 2 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

State Department of Assessments and Taxation

301 West Preston Street

Baltimore, Maryland 21201

Re:	College Park Jewelers, Inc.
Corporate Number D355 7717
Ackn. Number 126C3062236
Statement of Change of Registered Office

The Board of Directors of College Park Jewelers, Inc. a corporation organized in the State of Maryland, duly approved a resolution as follows:

RESOLVED: That the resident agent’s address of the Corporation be and it is hereby changed from 8507 Baltimore Avenue, College Park, Maryland 20704 to 11000 Baltimore Avenue, #108, Beltsville, Maryland 20705, and that the proper officers of the Corporation be and they are hereby authorized and directed for and on behalf of the Corporation to file an appropriate certified copy of this Resolution with the State Department of Assessments and Taxation of Maryland and to do and perform any and all other necessary and proper acts incident thereto.

I, Larry Wechsler, President of College Park Jewelers, Inc., certify under penalties of perjury that to the best of my knowledge, information and belief the foregoing resolution is true in all material respects.

College Park Jewelers, Inc.

By:	/s/ Larry Wechsler
Larry Wechsler

Date:	5-10-93

Wech. Res

I.D. NO# D3557717

ACKN. NO. - 055C3084795

COLLEGE PARK JEWELERS, INC.

NO. OF CERTIFIED COPIES -     0

ARTICLES OF AMENDMENT

COLLEGE PARK JEWELERS, INC.

COLLEGE PARK JEWELERS, INC., a Maryland Corporation, having its principal office at 11000 Baltimore Ave, Beltsville, Maryland 20705, (hereinafter referred to as the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (hereinafter referred to as the “Department”) that:

FIRST: The Charter of the Corporation is hereby amended to authorize the issuance of an additional 960 shares of common stock of no par value.

SECOND: The Charter of the Corporation is hereby amended to change the par value of the 1000 shares of common stock authorized in Article Seven of the Articles of Incorporation to 1000 shares of common stock with no par value.

Pursuant to Section 2-607(b) of the Corporations and Associations Article of the Annotated Code of Maryland, the following information is provided:

1. The total number of shares of common stock authorized to be issued by the Corporation pursuant to the Articles of Incorporation are 1000 with a par value of ($.01). The total par value is $10.00. There are no other classes of stock authorized to be issued.

2. The total number of shares of common stock authorized to be issued by the Corporation by the Articles and this Amendment thereto are 1960 with no par value. There are no other classes of stock authorized to be issued.

3. The par value of all shares after this Amendment to the Charter of the Corporation is 0.

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 4 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

STATE OF MARYLAND

DEPT OF ASSESSMENTS AND TAXATION

COST ID: 0000735/04

WORK UNDER: 0000506609

DATE: 10-15-2001 07:48 PM

AMT. PAID: $99.00

THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation, pursuant to and in accordance with Section 2-408(c) of the Corporations and Associations Article of the Annotated Code of Maryland, the Board of Directors of the Corporation duly advised the foregoing amendments and by written informal action unanimously taken by the stockholders of the Corporation in accordance with Section 2-505 of the Corporations and Associations Article of the Annotated Code of Maryland, the stockholders of the Corporation duly approved said amendments.

IN WITNESS WHEREOF, COLLEGE PARK JEWELERS, INC. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunder affixed and attested by its Secretary on this 12 day of October, 2001, and its President acknowledges that these Articles of Amendment are the act and deed of College Park Jewelers, Inc. and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

ATTEST:	COLLEGE PARK JEWELERS, INC.

/s/ Larry G. Wechsler	/s/ John Robert Hagerty [SEAL]
Secretary	BY: JOHN ROBERT HAGERTY President

STATE OF MARYLAND

COUNTY OF MONTGOMERY, to wit:

On this 12 day of October, 2001, before me, the undersigned officer, personally appeared JOHN ROBERT HAGERTY, President of College Park Jewelers, Inc., known to me (or satisfactorily proven) to be the persons whose name are subscribed to the within instrument, and acknowledged that they have the authority, and they executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Patricia A. McKenzie
Notary Public

PATRICIA A. MCKENZIE

[SEAL]

My commission expires: 12/1/01

Return to:

Patricia A. McKenzie, P.A.

26317 Ridge Road

Damascus. MD 20872

(301) 253-0552

CORPORATE CHARTER APPROVAL SHEET

** EXPEDITED SERVICE **            ** KEEP WITH DOCUMENT**

DOCUMENT CODE	09	BUSINESS CODE	[BARCODE]

# D3557717

Close Stock Nonstock	1000361986229205

P.A. Religious

Merging (Transferor)		ID # D03557717 ACK # 1000361986229205 LIBER: B00302 FOLIO: 0460 PAGES: 0004 COLLEGE PARK JEWELERS, INC.

Surviving (Transferee)		10/15/2001 AT 10:18 A WO # 0000506609

New Name

FEES REMITTED

Base Fee:	20	Change of Name
Org. & Cap. Fee:		Change of Principal Office
Expedite Fee:	70	Change of Resident Agent
Penalty:		Change of Resident Agent Address
State Recordation Tax:		Resignation of Resident Agent
State Transfer Tax:		Designation of Resident Agent
1 Certified Copies		and Resident Agent’s Address
Copy Fee:	9	Change of Business Code
Certificates
Certificate of Status Fee:		Adoption of Assumed Name
Personal Property Filings:
Other:
TOTAL FEES:	99	Other Change(s)

Credit Card Check ✓ Cash	Code

Documents on Checks	Attention:

Approved By: [ILLEGIBLE]	Mail to Address:

Keyed By:

COMMENT(S):

STATE OF MARYLAND DEPT OF ASSESSMENTS AND TAXATION CUST ID: 0000735704 WORK ORDER: 0000506609 DATE: 10-15-2001 07:48 PM AMT. PAID: $99.00 Stamp Work Order and Customer Number HERE

RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT

The directors/stockholders/general partner/authorized person of

                                                                                          College Park Jewelers, Inc.                                                                                      ,

(Name of Entity)

organized under the laws of                 Maryland                             , passed the following resolution:

                                                                      (State)

[CHECK APPLICABLE BOX(ES)]

☑ The principal office is changed from: (old address)

11000 Baltimore Avenue, #108

Beltsville, MD 20705

to:    (new address)

c/o King Pawn, Inc., 4504 Annapolis Road

Bladensburg, MD 20710

☑ The name and address of the resident agent is changed from:

Larry G. Wechsler

11000 Baltimore Avenue, #108, Beltsville, MD 20705

to:

John D. Hagner

11417 Rolling House Road, Rockville, MD 20852

I certify under penalties of perjury the foregoing is true.

/s/ Richard G. David
Richard G. David Secretary or Assistant Secretary General Partner Authorized Person

I hereby consent to my designation in this document as resident agent for this entity.

SIGNED	/s/ John D. Hagner
John D. Hagner Resident Agent

Crown Park Reg. Agent.max

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 2 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

CORPORATE CHARTER APPROVAL SHEET

**KEEP WITH DOCUMENT**

DOCUMENT CODE 80 BUSINESS CODE	[BARCODE]

# D03557717

Close Stock Nonstock	1000381990378014

P.A. Religious

Merging (Transferor)

ID # D03557717 ACK # 1000381990378014
LIBER: B00708 FOLIO: 0477 PAGES: 0002 COLLEGE PARK JEWELERS, INC.

Surviving (Transferee)	09/20/2004 AT 09:24 A WO # 0000948117

New Name

FEES REMITTED

Base Fee:	25		Change of Name
Org. & Cap. Fee:		Ö	Change of Principal Office
Expedite Fee:		Ö	Change of Resident Agent
Penalty:		Ö	Change of Resident Agent Address
State Recordation Tax:			Resignation of Resident Agent
State Transfer Tax:			Designation of Resident Agent
1 Certified Copies			and Resident Agent’s Address
Copy Fee:	20		Change of Business Code
Certificates
Certificate of Status Fee:			Adoption of Assumed Name
Personal Property Filings:
Other:
			Other Change(s)
TOTAL FEES:	45

Credit Card Check Cash		Code	753

Documents on Checks Approved By: 005 Keyed By: COMMENT(S):		WOMBLE CARLYLE SANDRIDGE & RICE ATTN: ELIZABETH M. HAMELIN STE 700 1401 EYE ST NW WASHINGTON DC 20005-2225

CUST ID: 0001477113 WORK ORDER: 0000948117 DATE: 09-27-2004 10:25 AM AMT. PAID: $45.00

STATE OF MARYLAND DEPT OF ASSESSMENTS AND TAXATION CUST ID: 0002161438 WORK ORDER: 0001604476 DATE: 07-22-2008 01:02 PM AMT. PAID: $75.00

RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT

The directors/stockholders/general partner/authorized person of

College Park Jewelers, Inc.

                                                                                                                                                                                                                             ,

(Name of Entity)

organized under the laws of         Maryland            , passed the following resolution:

                                                           (State)

[CHECK APPLICABLE BOX(ES)]

☐ The principal office is changed from: (old address)

to: (new address)

☑ The name and address or the resident agent is changed from:

John D. Hagner

11417 Rolling House Road, Rockville, MD 20852

to:

National Registered Agents, Inc. of MD

836 Park Avenue, Second Floor, Baltimore, MD 21201

I certify under penalties of perjury the foregoing is true.

/s/ Sharon Shapiro
Sharon Shapiro
Secretary or Assistant Secretary
General Partner
Authorized Person

I hereby consent to my designation in this document as resident agent for this entity.

National Registered Agents, Inc. of MD

SIGNED	by:	/s/ John Christel
Resident Agent
John Christel VP of NRAI of MD

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 2 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

CORPORATE CHARTER APPROVAL SHEET

** EXPEDITED SERVICE **            ** KEEP WITH DOCUMENT**

DOCUMENT CODE	80	BUSINESS CODE	[BARCODE]

# D03557717

Close Stock Nonstock	1000361996728949

P.A. Religious

Merging (Transferor)

Affix Barcode label Here ID # D03557717 ACK # 1000361996728949 PAGES: 0002 COLLEGE PARK JEWELERS, INC.

Surviving (Transferee)		07/18/2008 AT 02:26 P WO # 0001604476

New Name

FEES REMITTED

	Base Fee:	25		Change of Name
	Org. & Cap. Fee:			Change of Principal Office
	Expedite Fee:	50	✓	Change of Resident Agent
	Penalty:		✓	Change of Resident Agent Address
	State Recordation Tax:			Resignation of Resident Agent
	State Transfer Tax:			Designation of Resident Agent
and Resident Agent’s Address
1	Certified Copies			Change of Business Code
Copy Fee:
Certificates
	Certificate of Status Fee:			Adoption of Assumed Name
Personal Property Filings:
Mail Processing Fees:
	Other:			Other Change(s)
	TOTAL FEES:	75

Credit Card Check ✓ Cash	Code 194

Documents on Checks	Attention:

Approved By: [ILLEGIBLE]	Mail: Name and Address

Keyed By: [ILLEGIBLE]

COMMENT(S):	CORPASSIST OF BALTIMORE 2ND FLOOR 836 PARK AVE BALTIMORE MD 21201–4753

Stamp Work Order and Customer Number HERE STATE OF MARYLAND DEPT OF ASSESSMENTS AND TAXATION CUST ID: 0002161438 WORK ORDER: 0001604476 DATE: 07-22-2008 01:02 PM AMT. PAID: $75.00

RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT

The directors/stockholders/general partner/authorized person of

College Park Jewelers, Inc.

                                                                                                                                                                                                                             ,

(Name of Entity)

organized under the laws of                Maryland                         , passed the following resolution

                                                                      (State)

[CHECK APPLICABLE BOX(ES)]

☐ The principal office is changed from: (old address)

to:    (new address)

☒ The name and address of the resident agent is changed from:

National Registered Agents, Inc. of MD

Second Floor, 836 Park Avenue, Baltimore, MD 21201

to:

The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201

I certify under penalties of perjury the foregoing is true.

[ILLEGIBLE]
Secretary or Assistant Secretary General Partner Authorized Person

I hereby consent to my designation in this document as resident agent for this entity.

The Corporation Trust Incorporated
SIGNED By:	[ILLEGIBLE]
Resident Agent

STATE OF MARYLAND

  I hereby certify that this is a true and complete copy of the 3 page document on file in this office. DATED: 3-19-14

  STATE DEPARTMENT OF ASSESMENTS AND TAXATION

  BY: [ILLEGIBLE], Custodian

  This stamp replaces our previous certification system. Effective: 6/95

MEETING OF THE BOARD OF DIRECTORS OF

College Park Jewelers, Inc.

September 30, 2010

On September 30, 2010, the Board of Directors of College Park Jewelers, Inc. (the “Company”) held a meeting at the Company’s corporate offices. The undersigned, constituting all of the Directors of the Company, adopted the resolutions, as follows:

1.	RESOLVED, that the resident agent of the Company is changed from National Registered Agents, Inc. of MD to The Corporation Trust Incorporated. A MOTION was made by Rick Wessel, seconded by R. Douglas Orr and passed unanimously by the Board to change the resident agent.

2.	RESOLVED, that the address of the resident agent of the Company is changed from Second Floor, 836 Park Avenue, Baltimore, Maryland 21201 to 351 West Camden Street, Baltimore, Maryland 21201. A MOTION was made by Rick Wessel, seconded by R. Douglas Orr and passed unanimously by the Board to change the address of the resident agent.

3.	RESOLVED, that the meeting should be adjourned, A MOTION was made by Rick L. Wessel, seconded by R. Douglas Orr and passed unanimously by the Board to adjourn the meeting.

IN WITNESS WHEREOF, the undersigned, being all the members of the Board of Directors of College Park Jewelers, Inc., hereby acknowledges the adoption of the above-referenced resolutions, effective this the thirtieth day, of September 2010.

/s/ Rick L. Wessel	/s/ R. Douglas Orr
Rick L. Wessel	R. Douglas Orr

CUST ID:0002489310

WORK ORDER:0003705890

DATE: 10-05-2010 01:19 PM

AMT. PAID: $75.00

CORPORATE CHARTER APPROVAL SHEET

**EXPEDITED SERVICE**         ** KEEP WITH DOCUMENT **

DOCUMENT CODE 80 BUSINESS CODE	[BARCODE]

# D03557717

Close Stock Nonstock	1000362000584583

P.A. Religious

Merging (Transferor)		ID # D03557717 ACK # 1000362000584583 PAGES: 0003 COLLEGE PARK JEWELERS, INC.

Surviving (Transferee)		10/01/2010 AT 04:04 P WO # 0003705890

New Name

FEES REMITTED

Base Fee:	25		Change of Name
Org. & Cap. Fee:			Change of Principal Office
Expedite Fee:	50	✓	Change of Resident Agent
Penalty:		✓	Change of Resident Agent Address
State Recordation Tax:			Resignation of Resident Agent
State Transfer Tax:			Designation of Resident Agent
and Resident Agent’s Address
Certified Copies			Change of Business Code
Copy Fee:
Certificates
Certificate of Status Fee:			Adoption of Assumed Name
Personal Property Filings:
Mail Processing Fee:
Other:			Other Change(s)
TOTAL FEES:	75

Credit Card Check ✓ Cash	Code 007

Documents on Checks	Attention:

Approved By: [ILLEGIBLE]	Mail: Name and Address

Keyed By: [ILLEGIBLE]

COMMENT(S):	THE CORPORATION TRUST INCORPORATED 351 WEST CAMDEN STREET BALTIMORE MD 21201-7912

Stamp Work Order and Customer Number HERE CUST ID:0002489310 WORK ORDER:0003705890 DATE:10-05-2010 01:19 PM AMT. PAID:$75.00

RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT

The directors/stockholders/general partner/authorized person of

COLLEGE PARK JEWELERS, INC.

(Name of Entity)

organized under the laws of Maryland                                                                                                       passed the following resolution:

                                                                                 (State)

(Check applicable boxes)

☐ The principal office is changed from: (old address)

to: (new address)

☒ The name and address of the resident agent is changed from:

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

to:

CSC-Lawyers Incorporating Service Company

7 St. Paul Street, Suite 1660, Baltimore, MD 21202

I certify under penalties of perjury the foregoing is true.

Signed	/s/ [ILLEGIBLE] Secretary
Secretary or Assistant Secretary General Partner Authorized Person

I hereby consent to my designation in this document as resident agent for this entity.

CSC-Lawyers Incorporating Service Company

Signed By:	/s/ Sylvia Queppet
Sylvia Queppet, Resident Agent Assistant Vice President

STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 2 page document on file in this office. DATED: 3-19-14

STATE DEPARTMENT OF ASSESMENTS AND TAXATION

BY: [ILLEGIBLE], Custodian

This stamp replaces our previous certification system. Effective: 6/95

CUST ID: 002828946

WORK ORDER: 0004045525

DATE: 11-01-2012 01:18 PM

AMT PAID: $175.00

CORPORATE CHARTER APPROVAL SHEET

**KEEP WITH DOCUMENT**

DOCUMENT CODE 80 BUSINESS CODE	[BARCODE]

# D03557717

Close Stock Nonstock	1000362004201515

P.A. Religious

Merging (Transferor)
Affix Barcode Label Here ID # D03557717 ACK # 1000362004201515 PAGES: 0002 COLLEGE PARK JEWELERS, INC.

Surviving (Transferee)	10/31/2012 AT 01:51 P WO # 0004045526

New Name

FEES REMITTED

Base Fee:	25	Change of Name
Org. & Cap. Fee:		Change of Principal Office
Expedite Fee:		Change of Resident Agent
Penalty:		Change of Resident Agent Address
State Recordation Tax:		Resignation of Resident Agent
State Transfer Tax:		Designation of Resident Agent
Certified Copies		and Resident Agent’s Address
Copy Fee:		Change of Business Code
Certificates
Certificate of Status Fee:		Adoption of Assumed Name

Personal Property Filings:

Mail Processing Fee:

Other:
Other Change(s)
TOTAL FEES:	25

Credit Card Check	Cash	Code

Attention:
7 Documents on Checks		Mail: Name and Address

Approved By: 10 Keyed By: COMMENT(S):

CSC (UNITED STATES CORPORATION)

EVELYN WRIGHT

STE. 400

2711 CENTERVILLE RD

WILMINGTON DE 19808-1660

Stamp Work Order and Customer Number HERE

CUST ID:0002828946

WORK ORDER:0004045526

DATE:11-01-2012 01:18 PM

AMT. PAID:$175.00